Significant transactions	12 Months Ended
Dec. 31, 2021
Statement [line items]
Significant transactions
2. Significant transactions
The Group applied the acquisition method of accounting for businesses acquired, and did not elect to apply the optional concentration test to account for acquired business as an asset separately acquired.
Significant transactions in 2021
Sandoz – acquisition of GSK’s cephalosporin antibiotics business
On February 10, 2021, Sandoz entered into an agreement with certain subsidiaries of GlaxoSmithKline plc (GSK) for the acquisition of the GSK’s cephalosporin antibiotics business.
Under the agreement, Sandoz acquired the global rights to three established brands (Zinnat®, Zinacef® and Fortum®) in more than 100 markets. It excluded the rights in the US, Australia and Germany to certain of those brands, which were previously divested by GSK, and the rights in India, Pakistan, Egypt, Japan (to certain of the brands) and China, which will be retained by GSK. The transaction closed on October 8, 2021.
The purchase price consisted of a USD 350 million upfront payment paid at closing and potential milestone payments up to USD 150 million, which GSK will be eligible to receive upon the achievement of certain annual sales milestones for the portfolio.
The fair value of the total purchase consideration was USD 415 million. The amount consisted of a payment of USD 351 million, including purchase price adjustments, and the fair value of contingent consideration of USD 64 million, which GSK is eligible to receive upon the achievement of specified milestones. The purchase price allo-
cation resulted in net identifiable assets of USD 308 million, consisting of USD 292 million intangible assets and USD 16 million deferred tax assets. Goodwill amounted to USD 107 million.
The results of operations since the date of acquisition are not material.
Corporate – divestment of the investment in Roche Holding AG
On November 3, 2021, Novartis entered into a Share Repurchase Agreement with Roche Holding AG under which Novartis agreed to sell 53.3 million (approximately 33.3%) bearer shares of Roche Holding AG voting shares in a bilateral transaction to Roche Holding AG for a total consideration of USD 20.7 billion. As a result, Novartis discontinued the use of equity method accounting starting from November 3, 2021.
The transaction closed on December 6, 2021. Novartis realized a gain of USD 14.6 billion, recorded in income from associated companies.
Significant pending transactions
Innovative Medicines – acquisition of Gyroscope Therapeutics Holdings plc
On December 22, 2021, Novartis entered into an agreement to acquire Gyroscope Therapeutics Holdings plc (Gyroscope), a UK-based ocular gene therapy company. Gyroscope focuses on the discovery and development of gene therapy treatments for retinal indications.
The purchase price will consist of a cash payment of USD 0.8 billion, subject to certain purchase adjustments, and potential additional milestone payments of up to USD 0.7 billion, upon achievement of specified milestones.
The acquisition is expected to close in the first quarter of 2022. Completion of the acquisition is subject to customary closing conditions.
Significant transactions in 2020
Innovative Medicines – acquisition of The Medicines Company
On November 23, 2019, Novartis entered into an agreement and plan of merger (“the Merger Agreement”) with The Medicines Company, a US-based pharmaceutical company headquartered in Parsippany, New Jersey, USA. Pursuant to the Merger Agreement, on December 5, 2019, Novartis, through a subsidiary, commenced a tender offer to acquire all outstanding shares of The Medicines Company for USD 85 per share, or a total consideration of approximately USD 9.6 billion in cash on a fully diluted basis, including the equivalent share value related to The Medicines Company’s convertible notes, in accordance with their terms. The tender offer expired on January 3, 2020, and on January 6, 2020, the acquiring subsidiary merged with and into The Medicines Company, resulting in The Medicines Company becoming an indirect wholly owned subsidiary of Novartis. Novartis financed the transaction through available cash, and short- and long-term borrowings.
The Medicines Company is focused on the development of inclisiran, a potentially first-in-class, twice yearly therapy that allows administration during patients’ routine visits to their healthcare professionals and will potentially contribute to improved patient adherence and sustained lower LDL-C levels.
The fair value of the total purchase consideration was USD 9.6 billion. The purchase price allocation resulted in net identifiable assets of approximately USD 7.1 billion, consisting of USD 8.5 billion intangible assets, USD 1.4 billion net deferred tax liabilities and goodwill of approximately USD 2.5 billion.
The 2020 results of operations since the date of acquisition were not material.
Sandoz – acquisition of the Japanese business of Aspen Global Incorporated
On November 11, 2019, Sandoz entered into an agreement for the acquisition of the Japanese business of Aspen Global Incorporated (AGI), a wholly owned subsidiary of Aspen Pharmacare Holdings Limited. Under the agreement, Sandoz acquired the shares in Aspen Japan K.K. and associated assets held by AGI. The transaction closed on January 31, 2020.
Aspen’s portfolio in Japan consisted of off-patent medicines with a focus on anesthetics and specialty brands. The acquisition will enable Sandoz to expand its presence in the third-largest worldwide generics marketplace.
The purchase price consisted of EUR 274 million (USD 303 million) upfront payment, less customary purchase price adjustment of EUR 27 million (USD 30 million), plus potential milestone payments of up to EUR 70 million (USD 77 million), which AGI is eligible to receive upon the achievement of specified milestones.
The fair value of the total purchase consideration was EUR 294 million (USD 324 million). The amount consisted of a cash payment of EUR 247 million (USD 273 million) and the fair value of contingent consideration of EUR 47 million (USD 51 million), which AGI is eligible to receive upon the achievement of specified milestones. The purchase price allocation resulted in net identifiable assets of USD 238 million, consisting of USD 196 million intangible assets, USD 26 million other net assets and USD 16 million net deferred tax assets. Goodwill amounted to USD 86 million.
The 2020 results of operations since the date of acquisition were not material.
Sandoz – retention of US dermatology business and generic US oral solids portfolio, previously planned to be divested
On September 6, 2018, Novartis announced that it entered into a stock and asset purchase agreement (SAPA) with Aurobindo Pharma USA Inc. (Aurobindo) for the sale of selected portions of its Sandoz US portfolio, specifically the Sandoz US dermatology business and generic US oral solids portfolio, for USD 0.8 billion in cash and potential earnouts. The closing was conditional on obtaining regulatory approval.
In March 2020, Novartis took the decision to retain the Sandoz US generic oral solids and dermatology businesses and on April 2, 2020 entered into a mutual agreement with Aurobindo to terminate the transaction. The decision was taken as approval from the US Federal Trade Commission for the transaction was not obtained within the agreed timelines.
The cumulative amount of the depreciation on property, plant and equipment (USD 38 million) and amortization on intangible assets (USD 102 million) not recorded in the consolidated income statement since the date of classification as held for sale was recognized in the consolidated income statement in the first quarter of 2020. In addition, an impairment of currently marketed products of USD 42 million was recognized in the first quarter of 2020 consolidated income statement.
As at March 31, 2020, the assets and liabilities of the Sandoz US generic oral solids and dermatology businesses were reclassified out of assets and liabilities of disposal group held for sale. The prior year balance sheet was not required to be restated.
There were no cumulative income or expenses included in the other comprehensive income relating to the disposal group.
Significant transactions in 2019
Completion of the spin-off of the Alcon business through a dividend in kind distribution to Novartis AG shareholders
On June 29, 2018, Novartis announced its intention to seek shareholder approval for the spin-off of the Alcon business into a separately traded standalone company, following the complete structural separation of the Alcon business into a standalone company (the Alcon business or Alcon Inc.).
The Novartis AG shareholders approved the spin-off of the Alcon business at the 2019 Annual General Meeting held on February 28, 2019, subject to completion of certain conditions precedent to the distribution. Upon shareholder approval, the Alcon business was reported as discontinued operations, and the fair value of the Alcon business exceeded the carrying value of its net assets.
The conditions precedent to the spin-off were met and on April 8, 2019 the spin-off of the Alcon business was effected by way of a distribution of a dividend in kind of Alcon Inc. shares to Novartis AG shareholders and ADR (American Depositary Receipt) holders (“the Distribution”), which amounted to USD 23.4 billion and was recognized as a reduction to retained earnings. Through the Distribution, each Novartis AG shareholder received one Alcon Inc. share for every five Novartis AG shares/ADRs they held on April 8, 2019, close of business. As of April 9, 2019, the shares of Alcon Inc. are listed on the SIX Swiss Exchange (SIX) and on the New York Stock Exchange (NYSE) under the symbol “ALC.”
The dividend in kind distribution liability to effect the spin-off of the Alcon business (“the distribution liability”) amounted to USD 26.4 billion at March 31, 2019, unchanged from its initial recognition on February 28, 2019, and was in excess of the carrying value of the Alcon business net assets as of February 28, 2019, and as of March 31, 2019. The net assets of the Alcon business amounted to USD 23.1 billion as at March 31, 2019.
On March 6, 2019, Alcon entered into financing arrangements with a syndicate of banks under which it borrowed on April 2, 2019, a total amount of USD 3.2 billion. These borrowings consisted of approximately USD 2.8 billion and the equivalent of USD 0.4 billion in EUR in bridge and other term loans under such Alcon facilities agreement. In addition, approximately USD 0.3 billion of borrowings under a number of local bilateral facilities in different countries, with the largest share of borrowings in Japan, were raised. This resulted in a total gross debt of USD 3.5 billion. These outstanding borrowings of the Alcon legal entities were recorded in the balance sheet and financing cash flow from discontinued operations. Prior to the spin-off, through a series of intercompany transactions, Alcon legal entities paid approximately USD 3.1 billion in cash to Novartis and its affiliates.
At the April 8, 2019 Distribution, the fair value of the distribution liability of the Alcon business amounted to USD 23.4 billion, a decrease of USD 3.0 billion from March 31, 2019. As mentioned above, prior to the spin-off, through a series of intercompany transactions, Alcon legal entities incurred additional net financial debt and paid approximately USD 3.1 billion in cash to Novartis and its affiliates. This additional net debt and transactions resulted in a decrease in Alcon’s net assets to USD 20.0 billion at the date of the Distribution of the dividend in kind to Novartis AG shareholders on April 8, 2019. The distribution liability at April 8, 2019, remained in excess of the then-carrying value of the Alcon business net assets.
Certain consolidated foundations own Novartis AG dividend-bearing shares restricting their availability for use by the Group. These Novartis AG shares are accounted for as treasury shares. Through the Distribution, these foundations received Alcon Inc. shares representing an approximate 4.7% equity interest in Alcon Inc. Upon the loss of control of Alcon Inc. through the Distribution, the financial investment in Alcon Inc. was recognized at its fair value based on the opening traded share price of Alcon Inc. on April 9, 2019 (a Level 1 hierarchy valuation). At initial recognition, its fair value of USD 1.3 billion was reported on the Group’s consolidated balance sheet as a financial asset. Management has designated this investment at fair value through other comprehensive income.
The total non-taxable, non-cash gain recognized at the distribution date of the spin-off of the Alcon business amounted to USD 4.7 billion consisting of:
(USD millions)	April 8, 2019

Net assets derecognized	-20 025

Derecognition of distribution liability	23 434

Difference between net assets and distribution liability	3 409

Recognition of Alcon Inc. shares obtained through consolidated foundations	1 273

Currency translation gains recycled into the consolidated income statement	123

Transaction costs recognized in the consolidated income statement	-114

Gain on distribution of Alcon Inc. to Novartis AG shareholders	4 691

For additional disclosures on discontinued operations, refer to Note 30.
Innovative Medicines – acquisition of IFM Tre, Inc.
On May 7, 2019, Novartis acquired IFM Tre, Inc., a privately held, US-based biopharmaceutical company focused on developing anti-inflammatory medicines targeting the NLRP3 inflammasome. The acquisition gave Novartis full rights to IFM Tre, Inc.’s portfolio of NLRP3 antagonists. The NLRP3 antagonists portfolio consisted of one clinical program and two preclinical programs: IFM-2427, a first-in-class, clinical-stage systemic antagonist for an array of chronic inflammatory disorders, including atherosclerosis and nonalcoholic steatohepatitis (NASH); a preclinical-stage gut-directed molecule for the treatment of inflammatory bowel disease; and a preclinical-stage central nervous system (CNS)-penetrant molecule.
The previously held interest of 9% was adjusted to its fair value of USD 33 million through the consolidated income statement at acquisition date. This remeasurement resulted in a gain of USD 14 million. The fair value of the total purchase consideration for acquiring the 91% stake Novartis did not already own amounted to USD 361 million. The amount consisted of an initial cash payment of USD 285 million, and the fair value of the contingent consideration of USD 76 million due to the IFM Tre, Inc. shareholders, which they are eligible to receive upon the achievement of specified development and commercialization milestones. The purchase price allocation resulted in net identifiable assets of USD 355 million, mainly intangible assets, and goodwill of USD 39 million.
The 2019 results of operations since the date of acquisition were not material.
Innovative Medicines – acquisition of Xiidra
On May 8, 2019, Novartis entered into an agreement with Takeda Pharmaceutical Company Limited (Takeda) to acquire the assets associated with Xiidra (lifitegrast ophthalmic solution) 5% worldwide. Xiidra is the first and only prescription treatment approved to treat both signs and symptoms of dry eye by inhibiting inflammation caused by the disease. The transaction bolstered the Novartis front-of-the-eye portfolio and ophthalmic leadership. The transaction closed on July 1, 2019. The purchase price consisted of a USD 3.4 billion upfront payment, customary purchase price adjustments of USD 0.1 billion, and the potential milestone payments of up to USD 1.9 billion, which Takeda is eligible to receive upon the achievement of specified commercialization milestones.
The fair value of the total purchase consideration was USD 3.7 billion. The amount consisted of an initial cash payment of USD 3.5 billion, and the fair value of the contingent consideration of USD 0.2 billion, which Takeda is eligible to receive upon the achievement of specified commercialization milestones.
The purchase price allocation resulted in net identifiable assets of approximately USD 3.6 billion, consisting mainly of intangible assets of USD 3.6 billion, and goodwill amounted to approximately USD 0.1 billion. In 2019, from the date of acquisition, the business generated net sales of USD 0.2 billion. Management estimated that net sales for the entire year of 2019 would have amounted to USD 0.3 billion, had the business been acquired at the beginning of the 2019 reporting period.
The 2019 results of operations since the date of acquisition were not material.